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                                                                      Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT


                                                                       State of
                                                                     Incorporation
                                                                    ---------------
SouthTrust Corporation........................................      Not applicable
    SouthTrust of Alabama, Inc................................        Alabama
        SouthTrust Bank, N.A.................................          (1)
            South Trust Mortgage Corporation..................        Delaware
                Gardner Mortgage Services, Inc................          Texas
            SC Realty, Inc....................................        Delaware
            Magic City, Inc...................................        Delaware
                Magic City Three, Inc.........................        Delaware
        SouthTrust Capital Funding Corporation................        Delaware
        SouthTrust Mobile Services Funding Corporation........         Alabama
        SouthTrust Insurance, Inc.............................         Alabama
        First State Service Corporation.......................      North Carolina
        SouthTrust Capital Management, Inc....................      North Carolina
        Dekalb Finance Subsidiary, Inc........................         Georgia
        SouthTrust Insurance of Georgia, Inc..................         Georgia
        Minority Business Development Corporation.............         Georgia
        SouthTrust Development Corporation....................         Georgia
        Holmes Capital Corporation............................         Florida
        ST Holdings, Inc......................................         Alabama
                ST Realty 1, Inc..............................         Alabama
                ST Realty 3, Inc..............................         Alabama
                ST Realty 4, Inc..............................         Alabama
        SouthTrust Life Insurance Company.....................         Arizona
        SouthTrust Insurance Agency, Inc......................         Alabama
        Southern Financial Advisors, Inc......................         Alabama
        SouthTrust Securities, Inc............................        Delaware
        SouthTrust Community Reinvestment Corp................         Alabama
        PRN Holdings, Inc.....................................        Delaware

(1) National Banks are chartered under the laws of the United States.